Receivables, Net (Tables)	12 Months Ended
Apr. 27, 2013
Receivables

Receivables represent customer, private and public institutional and government billings, credit/debit card, advertising, landlord and other receivables due within one year as follows:

	April 27, 2013	April 28, 2012
Trade accounts	$69,627	91,476
Credit/debit card receivables	33,776	36,042
Other receivables	45,966	42,429

Total receivables, net	$149,369	169,947